SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2002

OPTIMARK HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30527 (Commission File Number)	22-3730995 (IRS Employer Identification No.)

10 Exchange Place, 24th Floor, Jersey City, New Jersey 07302
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (201) 536-7000

N/A
(Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure

Status of Annual Report on Form 10-K for the Year Ended December 31, 2001

             On April 1, 2002, OptiMark Holdings, Inc., a Delaware corporation (“Holdings”), filed a Notification of Late Filing with the Securities and Exchange Commission pursuant to Rule 12b-25. Holdings has not yet filed its financial statements for the year ended December 31, 2001. Deloitte & Touche LLP, the independent auditors of Holdings, has informed Holdings that it would disclaim an opinion on the financial statements because of Holdings’ inability to continue as a going concern.

             Nevertheless, Holdings is continuing to hold discussions with a third party regarding financing sufficient to enable it to continue as a going concern. Holdings expects to complete discussions of an agreement in principle within the next several weeks. There can be no assurance that these discussions will be successfully concluded or that Holdings will obtain adequate financing on terms acceptable to it. Holdings intends to file its financial statements for the year ended December 31, 2001 as promptly as practicable.

Terms of Financing Received from Certain Shareholders

             On March 21, 2002, Holdings entered into a loan agreement with certain of its shareholders. Under the agreement, Holdings borrowed $500,000 for a period of 180 days at an interest rate of 10% per annum. In lieu of repayment in cash, the lenders have the option to require Holdings to repay the principal amount of the loan by causing OptiMark, Inc., a Delaware corporation and wholly-owned subsidiary of Holdings (“OptiMark”), to deliver eight (8) shares of common stock, par value $.01 per share (the “Common Stock”), and forty-eight (48) shares of Non-Qualified Preferred Stock, par value $0.01 per share (“Preferred Stock”), of OptiMark Innovations Inc., a Delaware corporation and majority-owned subsidiary of OptiMark (“Innovations”) held by OptiMark, subject to adjustment in accordance with the terms of the loan agreement. Accrued interest shall be payable in cash at maturity.

             On April 11, 2002, Holdings entered into a second loan agreement with the same shareholders. Under the agreement, Holdings borrowed $570,000 for a period of 180 days at an interest rate of 10% per annum. In lieu of repayment in cash, the lenders have the option to require Holdings to repay the principal amount of the loan by causing OptiMark to deliver twelve (12) shares of Common Stock and fifty-four (54) shares of Preferred Stock of Innovations held by OptiMark, subject to adjustment in accordance with the terms of the loan agreement. Accrued interest shall be payable in cash at maturity.

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Item 7.  Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit No.	Description

4.1	Loan Agreement, dated as of March 21, 2002, by and among OptiMark Holdings, Inc., SOFTBANK Capital Partners LP, SOFTBANK Capital LP and SOFTBANK Capital Advisors Fund LP.

4.2	Promissory Note, dated March 21, 2002, of OptiMark Holdings, Inc. in favor of SOFTBANK Capital Partners LP in the principal amount of $249,990.

4.3	Promissory Note, dated March 21, 2002, of OptiMark Holdings, Inc. in favor of SOFTBANK Capital LP in the principal amount of $245,695.

4.4	Promissory Note, dated March 21, 2002, of OptiMark Holdings, Inc. in favor of SOFTBANK Capital Advisors Fund LP in the principal amount of $4,315.

4.5	Loan Agreement, dated as of April 11, 2002, by and among OptiMark Holdings, Inc., SOFTBANK Capital Partners LP, SOFTBANK Capital LP and SOFTBANK Capital Advisors Fund LP.

4.6	Promissory Note, dated April 11, 2002, of OptiMark Holdings, Inc. in favor of SOFTBANK Capital Partners LP in the principal amount of $284,989.

4.7	Promissory Note, dated April 11, 2002, of OptiMark Holdings, Inc. in favor of SOFTBANK Capital LP in the principal amount of $280,092.

4.8	Promissory Note, dated April 11, 2002, of OptiMark Holdings, Inc. in favor of SOFTBANK Capital Advisors Fund LP in the principal amount of $4,919.

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SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMARK HOLDINGS, INC.

By:	/s/ Neil G. Cohen
Name: Neil G. Cohen Title: Secretary

Date: April 30, 2002

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Exhibit Index

Exhibit No.	Description

4.1	Loan Agreement, dated as of March 21, 2002, by and among OptiMark Holdings, Inc., SOFTBANK Capital Partners LP, SOFTBANK Capital LP and SOFTBANK Capital Advisors Fund LP.

4.2	Promissory Note, dated March 21, 2002, of OptiMark Holdings, Inc. in favor of SOFTBANK Capital Partners LP in the principal amount of $249,990.

4.3	Promissory Note, dated March 21, 2002, of OptiMark Holdings, Inc. in favor of SOFTBANK Capital LP in the principal amount of $245,695.

4.4	Promissory Note, dated March 21, 2002, of OptiMark Holdings, Inc. in favor of SOFTBANK Capital Advisors Fund LP in the principal amount of $4,315.

4.5	Loan Agreement, dated as of April 11, 2002, by and among OptiMark Holdings, Inc., SOFTBANK Capital Partners LP, SOFTBANK Capital LP and SOFTBANK Capital Advisors Fund LP.

4.6	Promissory Note, dated April 11, 2002, of OptiMark Holdings, Inc. in favor of SOFTBANK Capital Partners LP in the principal amount of $284,989.

4.7	Promissory Note, dated April 11, 2002, of OptiMark Holdings, Inc. in favor of SOFTBANK Capital LP in the principal amount of $280,092.

4.8	Promissory Note, dated April 11, 2002, of OptiMark Holdings, Inc. in favor of SOFTBANK Capital Advisors Fund LP in the principal amount of $4,919.